UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

GREENLANE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREENLANE HOLDINGS, INC.

1095 Broken Sound Parkway, Suite 100

Boca Raton, Florida 33847

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held Virtually via the Internet on April 17, 2025

NOTICE IS HEREBY GIVEN that the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Greenlane Holdings, Inc. (the “Company”) will be held in a completely virtual format on April 17, 2025, at 10:00 A.M. Eastern Time for the following purposes:

(1) to grant discretionary authority to our board of directors to (i) amend our articles of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-three (1-for-3)] to a maximum of a one-for-twenty-two (1-for-22)], with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”)

(2) to authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on February 19, 2025 (the “Issuance Proposal”)

(3) To amend the articles of incorporation to increase the authorized shares of Class A common stock from 600,000,000 shares to 1,800,000,000 shares (the “Authorized Common Stock Increase Proposal”)

(4) to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Issuance Proposal and the Authorized Common Stock Increase Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, Authorized Common Stock Increase Proposal or the Issuance Proposal (the “Adjournment Proposal”)

(5) to consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on February 21, 2025, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. Accordingly, only stockholders of record at the close of business on February 21, 2025, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,

/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
March 7, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2025.

IMPORTANT NOTICE REGARDING THE VIRTUAL SPECIAL MEETING

The format of the virtual Special Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Special Meeting, see “About the Meeting” in this Proxy Statement.

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GREENLANE HOLDINGS, INC.

1095 Broken Sound Parkway, Suite 100

Boca Raton, Florida 33487

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2025 Special Meeting of Stockholders, to be held in a completely virtual format on April 17, 2025, at 10:00 A.M. Eastern Time for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Greenlane Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Greenlane Holdings, Inc.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on February 21, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Special Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about March 7, 2025, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Special Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Special Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

● Proposal 1 (Reverse Stock Split Proposal): To grant discretionary authority to our board of directors to (i) amend our articles of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-three (1-for-3) to a maximum of a one-for-twenty-two (1-for-22), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders.

● Proposal 2 (Issuance Proposal): To authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on February 19, 2025 (the “Issuance Proposal”)

● Proposal 3 (Authorized Common Stock Increase Proposal) To amend the articles of incorporation to increase the authorized shares of Class A common stock from 600,000,000 shares to 1,800,000,000 shares

● Proposal 4 (Adjournment Proposal): To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Issuance Proposal and the Authorized Common Stock Increase Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, Authorized Common Stock Increase Proposal or the Issuance Proposal

To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

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What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

● Proposal 1 (Reverse Stock Split Proposal): “FOR” the Reverse Stock Split Proposal;

● Proposal 2 (Issuance Proposal): “FOR” the Issuance Proposal;

● Proposal 3 (Authorized Common Stock Increase Proposal): “FOR” the Authorized Common Stock Increase Proposal;

● Proposal 4 (Adjournment Proposal): “FOR” the Adjournment Proposal approval

Who is entitled to vote at the Special Meeting?

Holders of record of our Class A Common Stock, as of the close of business on February 21, 2025, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Class A Common Stock have the right to vote on all matters brought before the Special Meeting.

Holders of the warrants that were purchased in the offering that was consummated on February 19, 2025, shall not be entitled to vote those shares purchased in that offering on Proposal 2 (i.e., the Issuance Proposal). Holders that owned shares prior to the offering shall be entitled to vote on Proposal 2, however.

As of the record date, there were 8,336,953 shares of Class A Common Stock were issued and outstanding.

What are the voting rights of stockholders ?

Each share of our Class A Common Stock outstanding as of the Record Date, is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.

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No dissenters’ rights are provided under the Delaware General Corporation Law, our Charter or our Second Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Special Meeting?

All holders of our Class A Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. The Special Meeting will be a completely virtual meeting of stockholders. You can attend the Special Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Special Meeting in person at a physical location.

Stockholders may attend and vote virtually at https://www.virtualshareholdermeeting.com/GNLN2025. To attend the virtual Special Meeting, you will need to enter the 15-digit control number included on your proxy card or voting instruction form. Online access to the Special Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Special Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Special Meeting.

Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Special Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.

Voting by Ballot at the Special Meeting. Although the meeting webcast will begin at 10:00 A.M. Eastern Time on April 17, 2025, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

● Stockholder of record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

● Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

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What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, virtually or by proxy, of the holders of a one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Special Meeting for purposes of determining the presence of a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 8,336,953 shares of our Class A Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit the solicitation of additional proxies. The chairperson of the Special Meeting shall have the power to adjourn the Special Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Reverse Stock Split Proposal), Proposal 2 (Issuance Proposal), Proposal 3 (Authorized Common Stock Increase Proposal) or Proposal 4 (Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Special Meeting have the following voting requirements:

● Proposal 1 (Reverse Stock Split Proposal): The Reverse Stock Split Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Reverse Stock Split Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

● Proposal 2 (Issuance Proposal): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Issuance Proposal. For purposes of the vote on the Issuance Proposal, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

● Proposal 3 (Authorized Common Stock Increase Proposal): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Authorized Common Stock Increase Proposal.

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● Proposal 4 (Adjournment Proposal): The affirmative vote of a majority of the votes cast by shares of Class A Common Stock entitled to vote on this proposal is required to approve the Adjournment Proposal.

This means that the Adjournment Proposal could each be approved by the affirmative vote of the holders of a majority of the outstanding shares of our Class A Common Stock.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

● Stockholders of record: If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on April 16, 2025, which is the day before the virtual Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Special Meeting and vote using the 15-digit control number included with these proxy materials to vote during the virtual Special Meeting.

● Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

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If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the Virtual Special Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Virtual Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Reverse Stock Split Proposal “FOR” the Issuance Proposal; “FOR” the Authorized Common Stock Increase Proposal “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Special Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Class A Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of February 21, 2025, regarding the beneficial ownership of shares of our Class A Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Class A Common Stock upon exercise or conversion in accordance with the terms thereof) by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Class A Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487.

Name	Number of Shares of Class A Common Stock Beneficially Owned*	% of All Class A Common Stock Shares(1)

Donald Hunter(2)	96	**	%
Renah Persofsky(3)	66	**	%
Aaron LoCascio	0	**	%
Barbara Sher	12,500	**	%
Lana Reeve	0	**	%
Michael Howe	0	**	%
All executive officers, directors and director nominees as a group (5 people)(4)	12,662	0.00483%
Greater than 5% Beneficial Owners
Empery Asset Master, LLP(5)	219,687	9.99%

Please be advised, these numbers are subject to rounding from the Company’s most recent reverse stock split.

** Less than 1%.

(1)	Based on an aggregate of 8,336,953 shares of our Class A Common Stock outstanding as of February 21, 2025.
(2)	Includes 85 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after February 21, 2025
(3)	Includes 66 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after February 21, 2025
(4)	Includes 151 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after February 21, 2025.
(5)	Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 15, 2025, reporting beneficial ownership as of December 31, 2024, Empery Asset Master, LLP possess shared voting shared dispositive power over 219,687 shares. Also, includes 66,951 shares of Common Stock issuable upon conversion of the Notes and/or exercise of the Warrants

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PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL

The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the Board to effect a Reverse Stock Split of the outstanding shares of our Common Stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-three (1-for-3) to a maximum of a one-for-one twenty-two (1-for-22), with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our Common Stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to affect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to affect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

To increase the per share price of our Common stock

Our Common Stock is currently listed for trading on the Nasdaq Capital Market. As discussed above, the main objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of the Common Stock primarily to maintain compliance with the listing standards and policies of the Nasdaq Capital Market. However, there can be no assurance that the market price of our Common Stock will remain at a level that will be sufficient to meet any requirements and policies of the Nasdaq Capital Market or that our Common Stock will remain listed on the Nasdaq Capital Market. In the event that we are not successful in maintaining the listing of our Common Stock on the Nasdaq Capital Market, we intend to seek a listing on another national securities exchange, which will also require that the per share trading price of our Common Stock be higher than our current per share trading price. In addition, our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security.

To potentially improve the liquidity of the Common Stock

A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market.

The Board believes that retaining our listing on The Nasdaq Capital Market is in the best interests of the Company and our stockholders and is crucial to stockholder value and liquidity and our long-term business prospects.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, the Board reserves the right not to affect the Reverse Stock Split if in the Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

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Mechanics of the Reverse Stock Split

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of Common Stock hold some or all of their Common Stock electronically in book-entry or “street name” form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares on an individual level in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares on a participant level because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction on a participant level of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares. For illustration purposes, if a shareholder owns one (1) share of Common Stock in (10) ten separate accounts, and we effect a one-for-11 reverse stock split, that shareholder will receive only one (1) share of stock.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board affects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. For those stockholders who hold shares with a brokerage firm, the Company intends to round up fractional shares at the participant level. The Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Our outstanding shares of Common Stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. For those stockholders who hold shares with a brokerage firm, the Company intends to round up fractional shares at the participant level. Cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our certificate of incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our shares for a lesser number of shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote required

Approval of Proposal No. 1 requires the affirmative vote of the majority of the Company’s outstanding voting. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 1.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 2: THE ISSUANCE PROPOSAL

On February 19, 2025, Greenlane Holdings, Inc. (the “Company”) consummated the previously announced private placement (the “Private Placement”) pursuant to a securities purchase agreement (“Purchase Agreement”) with institutional investors (the “Purchasers”) for the purchase and sale of approximately $25.0 million of shares of the Company’s Class A common stock (the “Common Stock”) and investor warrants at a price of $1.19 per Common Unit. The entire transaction was priced at the market under Nasdaq rules. The offering consisted of the sale of Common Units (or Pre-Funded Units), each consisting of (i) one (1) share of Common Stock or one (1) Pre-Funded Warrant, (ii) one (1) Series A PIPE Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $1.4875 (the “Series A Warrant”) and (iii) one (1) Series B PIPE Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $2.975 (the “Series B Warrant” and together with the Series A Warrant, the “Warrants”).

The initial exercise price of each Series A Warrant is $1.4875 per share of Common Stock. The Series A Warrants are exercisable following stockholder approval and expire five (5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the Series A Warrant. The initial exercise price of each Series B Warrant is $2.975 per share of Common Stock or pursuant to an alternative cashless exercise option. The Series B Warrants are exercisable following stockholder approval and expire two and one-half (2.5) years thereafter. The number of securities issuable under the Series B Warrant is subject to adjustment as described in the Series B Warrant.

The terms of the Warrants require that the Company seek such approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC (the “Warrant Stockholder Approval”). Accordingly, we are seeking stockholder approval of the following:

●	to consent to the adjustments in Section 2(a) hereof determined by reference to clause (ii) of the definition of Floor Price, thereby giving full effect to the adjustment in the Exercise Price and/or number of shares of Common Stock underlying this Warrant following any Dilutive Issuance,

●	(b) to consent to any adjustment to the Exercise Price and/or number of shares of Common Stock underlying this Warrant and the Series B Warrants in the event of an adjustment upon the Adjustment Date pursuant to Section 2(d) hereof and under the Series B Warrants,

●	(c) to consent to any adjustment to the Exercise Price and/or number of shares of Common Stock underlying this Warrant and the Series B Warrants in the event of a Share Combination Event in Section 2(e) hereof and under the Series B Warrants,

●	(d) to consent to any adjustment to the Exercise Price of this Warrant and the Series B Warrants in the event of a voluntary adjustment pursuant to Section 2(b) hereof and under the Series B Warrants,

●	(e) to consent to the “alternative cashless exercise” provision of the Series B Warrants, in each case without regard to any limitations upon exercise of the Series A Warrants or Series B Warrants relating to Stockholder Approval and/or the provisions prohibiting adjustments in such Warrants above the price set forth in clause (ii) of the definition of Floor Price, and

●	(f) to consent to an increase in the number of authorized shares of Common Stock under the Company’s Amended and Restated Certificate of Incorporation from 600,000,000 shares of Common Stock to at least 1,800,000,000 shares of Common Stock (Proposal 3).

Background

On February 19, 2025, Greenlane Holdings, Inc. (the “Company”) consummated the previously announced private placement (the “Private Placement”) pursuant to a securities purchase agreement (“Purchase Agreement”) with institutional investors (the “Purchasers”) for the purchase and sale of approximately $25.0 million of shares of the Company’s Class A common stock (the “Common Stock”) and investor warrants at a price of $1.19 per Common Unit. The entire transaction was priced at the market under Nasdaq rules. The offering consisted of the sale of Common Units (or Pre-Funded Units), each consisting of (i) one (1) share of Common Stock or one (1) Pre-Funded Warrant, (ii) one (1) Series A PIPE Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $1.4875 (the “Series A Warrant”) and (iii) one (1) Series B PIPE Common Warrant to purchase one (1) share of Common Stock per warrant at an exercise price of $2.975 (the “Series B Warrant” and together with the Series A Warrant, the “Warrants”).

The initial exercise price of each Series A Warrant is $1.4875 per share of Common Stock. The Series A Warrants are exercisable following stockholder approval and expire five (5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the Series A Warrant. The initial exercise price of each Series B Warrant is $2.975 per share of Common Stock or pursuant to an alternative cashless exercise option. The Series B Warrants are exercisable following stockholder approval and expire two and one-half (2.5) years thereafter. The number of securities issuable under the Series B Warrant is subject to adjustment as described in the Series B Warrant.

On February 21, 2025, the Company also entered into a placement agent agreement (the “Placement Agreement”) with Aegis Capital Corp. (“Aegis” or the “placement agent”), pursuant to which the Company engaged Aegis to act as its sole placement agent in connection with the offering. Pursuant to the terms of the Placement Agreement, the placement agent agreed to use its best efforts to arrange for the sale of the Securities in the offering. As compensation to the placement agent, the Company paid the placement agent placement commission equal to 12.0% of the aggregate gross proceeds from the offering. In addition, the Company agreed to reimburse the placement agent for certain of out-of-pocket expenses, including for reasonable legal fees and disbursements for its counsel.

The offering closed on February 19, 2025. The net proceeds to the Company from the Offering were approximately $10,900,000, after deducting underwriter fees, the repayment of certain loans, and the payment of other offering expenses associated with the offering that were payable by the Company.

The following summary of certain terms and provisions of the Warrants is not complete and is subject to and qualified in its entirety by the provisions of the forms of Warrant which were filed as exhibits to the Company’s Form 8-K filed with the SEC on February 20, 2025.

Exercisability. The Pre-Funded Warrants are exercisable at any time after their original issuance until they are exercised in full. The Series A Warrants will be exercisable from issuance until five (5) years after the Warrant Stockholder Approval Date., and the Series B Warrants will be exercisable from issuance until two and one half (2.5) years after the Warrant Stockholder Approval Date. Each of the Warrants and the Pre-Funded Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of common stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below).

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Cashless Exercise and Alternative Cashless Exercise

If a registration statement registering the issuance of the shares of common stock underlying the Warrants or Pre-Funded Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, elect to exercise the Warrants or Pre-Funded Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the Warrants or Pre-Funded Warrants, as applicable.

No fractional shares of common stock will be issued in connection with the exercise of a Warrant or Pre-Funded Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.

Under the alternate cashless exercise option, the holder of the Series B Warrant has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cashless exercise of the Series B Warrant and (y) three (3.0).

Exercise Limitation. A holder will not have the right to exercise any portion of the Pre-Funded Warrants or Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants and Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

Exercise Price. The exercise price of each Pre-Funded Warrant included in each Pre-Funded Unit is $0.01 per share.

The Series A Warrants will be exercisable from issuance, have an exercise price of $1.4875 per share of common stock (equal to 125% of the public offering price per Unit, subject to certain anti-dilution and share combination event protections, as further set forth below) and will expire five (5) years from the date of Warrant Stockholder Approval.

The Series B Warrants will be exercisable from issuance, will have an exercise price of $2.975 per share of common stock (equal to 250% of the public offering price per Unit, subject to certain share combination event protections, as further set forth below) and will expire two and one-half (2.5) years from the date of Warrant Stockholder Approval.

Beginning on the 11th trading day after the Warrant Stockholder Approval Date (the “Reset Date”), the exercise price of the Warrants will reset to a price equal to the greater of (i) the Floor Price, as defined in the Warrants, in effect on the Reset Date, and (ii) the lowest volume weighted average price (“VWAP”) during the period commencing on the first trading day immediately following the Warrant Stockholder Approval Date and ending on the close of trading on the 10th trading day thereafter. In addition, following a reverse stock split, the exercise price of the Warrants will be adjusted to equal the lowest single-day VWAP during the period from the trading day immediately following, until the fifth trading day following the reverse stock split with a proportionate adjustment to the number of shares underlying the Warrants.

Adjustment for Subsequent Issuances. Subject to certain exceptions, if the Company sells any common stock (or securities convertible into or exercisable into common stock) at a price per share (or conversion or exercise price, as applicable) less than the exercise price of the Series A Warrants then in effect, then the exercise price of the Series A Warrants will be reduced to such lower price (subject to a minimum exercise price of $0.595 prior to Stockholder Warrant Approval (50% of the Nasdaq Minimum Price as of the date of pricing of this offering) and a minimum exercise price of $0.238 after Warrant Stockholder Approval (20% of the Nasdaq Minimum Price as of the date of pricing of this offering)).

Share Combination Event Adjustment. If at any time on or after the date of issuance there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock and the lowest daily volume weighted average price during the period commencing on the trading day immediately following the applicable date of share combination event and ending on the fifth trading day immediately following such date is less than the exercise price of the Warrants then in effect, then the exercise price of the Warrants will be reduced to the lowest daily volume weighted average price during such period (subject to a minimum exercise price of $0.595 prior to Stockholder Warrant Approval (50% of the Nasdaq Minimum Price as of the date of pricing of this offering) and a minimum exercise price of $0.238 after Warrant Stockholder Approval (20% of the Nasdaq Minimum Price as of the date of pricing of this offering)), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate price will remain unchanged.

Warrant Stockholder Approval. Under Nasdaq listing rules, the Warrants may not be exercised unless and until we obtain the approval of our stockholders. While we intend to promptly seek stockholder approval, there is no guarantee that the Warrant Stockholder Approval will ever be obtained. If we are unable to obtain the Warrant Stockholder Approval, the Warrants may not be exercised and will have substantially less value. In addition, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain the Warrant Stockholder Approval.

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Transferability. Subject to applicable laws, the Warrants and the Pre-Funded Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. We do not intend to apply for the listing of the Warrants or Pre-Funded Warrants offered in this offering on any stock exchange. Without an active trading market, the liquidity of the Warrants and Pre-Funded Warrants will be limited.

Rights as a Stockholder. Except as otherwise provided in the Warrants or the Pre-Funded Warrants or by virtue of such holder’s ownership of our shares of common stock, the holder of a Warrant or Pre-Funded Warrant does not have the rights or privileges of a holder of our shares of common stock, including any voting rights, until the holder exercises the Warrant or Pre-Funded Warrant.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Warrants and the Pre-Funded Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of common stock, the holders of the Warrants and the Pre-Funded Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction.

Governing Law. The Pre-Funded Warrants and the Warrants are governed by New York law.

Purpose of the Warrant Stockholder Approval

Since the exercise price of the Series A Warrant is, and the exercise price of the Series B Warrant may be adjusted to a price that is less than 50% of the Nasdaq “Minimum Price,” the Offering may be categorized as a private placement instead of a public offering. As a result, since the total number of shares in the Offering, including the potential issuance of the Warrant Shares, is deemed a “20% Issuance,” the Company is required to obtain the approval of its stockholders in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d). “Minimum Price” means the lower of the closing price immediately preceding the signing of the purchase agreement for the Offering or the average closing price for the five trading days immediately preceding such date, plus the value of the Warrants issued in the Offering. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Warrants, the stockholders of the Company need to approve the issuance of the Warrants and the Warrant Shares issuable upon exercise of the Warrants together with the additional shares of our Common Stock that may become issuable upon adjustments provided for under the Warrants and the provisions of the Warrants indicated above. Until the Company obtains the Warrant Stockholder Approval in order to comply with Nasdaq Listing Rule 5635(d), the Warrants are not exercisable.

Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. The increase in the authorized common shares would also be necessary to allow for the issuance of shares of our Class A Common Stock pursuant to the Offering. As of the closing on February 19, 2025, we issued 16,124,344 Pre-Funded Warrants, 21,008,405 Series A Warrants and 21,008,405 Series B Warrants. The exercise of the Warrants (assuming exercise at a floor price of $0.238 for the Series A Warrants and $0.595 for the Series B Warrants) could result in the issuance of up to additional approximately shares of our Common Stock, and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote required

Approval of Proposal No. 2 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 2.

Holders of the warrants that were purchased in the offering that was consummated on February 19, 2025, shall not be entitled to vote those shares purchased in that offering on Proposal 2 (i.e., the Issuance Proposal). Holders that owned shares prior to the offering shall be entitled to vote on Proposal 2, however.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF WARRANTS, SHARES OF OUR COMMON STOCK UNDERLYING THE WARRANTS AND CERTAIN PROVISIONS OF THE WARRANTS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON FEBRUARY 19, 2025

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PROPOSAL 3: THE AUTHORIZED COMMON STOCK INCREASE

Introduction

Our Certificate of Incorporation, as amended and restated, currently authorizes the issuance of up to 600,000,000 shares of Class A common stock, 30,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock. The Board has approved an amendment to increase the number of authorized shares of Class A Common Stock from 600,000,000 to 1,800,000,000 shares.

The proposed form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation to effect the increase in our authorized Common Stock is attached as Appendix B to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), 1,800,000,000 shares of Class A common stock, 30,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of the amendment.

Reasons for the Increase Certificate of Amendment

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date 8,336,953 shares of our Class A Common Stock were issued and outstanding.

Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As of the Record Date, the Company had:

●	338 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $3,801.60 per share;

●	1,250,543 shares of Common Stock reserved for future issuance under our Equity Incentive Plan;

The increase in the authorized common shares would also be necessary to allow for the issuance of shares of our Class A Common Stock pursuant to the Offering. As of the closing on February 19, 2025, we issued 16,124,344 Pre-Funded Warrants, 21,008,405 Series A Warrants and 21,008,405 Series B Warrants. The exercise of the Warrants (assuming exercise at a floor price of $0.238 for the Series A Warrants and $0.595 for the Series B Warrants) could result in the issuance of up to additional shares of our Common Stock.

In addition, following the approval and filing of the amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Class A Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

Other than as set forth above, the Company has no current plans, proposals or arrangements to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Certificate of Amendment.

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Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Secretary of State of Delaware, we will have the authority to issue up to 1,800,000,000 shares of Class A Common Stock. These shares may be issued without stockholder approval at any time (except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange on which our securities may then be listed), in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.

The increase in our authorized Common Stock will not have any immediate dilutive effect or change the rights of current holders of our Common Stock.

Procedure for Implementing the Amendment

The increase in our authorized Class A Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock

The Board reserves the right to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock at any time before the filing with the Secretary of State of Delaware of the Certificate of Amendment, notwithstanding stockholder approval for the amendment. For example, if the Reverse Stock Split is implemented, the Board may choose to abandon the amendment, since the Reverse Stock Split would effectively increase the number of authorized shares available for future issuance.

Vote required

Approval of Proposal No. 3 requires the affirmative vote of majority of the votes cast on this proposal. “FOR” Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 3.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED COMMON STOCK INCREASE.

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PROPOSAL 4: ADJOURNMENT PROPOSAL

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT

General

In addition to the Reverse Stock Split Proposal, the Issuance Proposal and the Authorized Common Stock Increase Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal and the Issuance Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Reverse Stock Split Proposal, the Issuance Proposal or the Authorized Common Stock Increase Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Special Meeting, this Proposal No. 4 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 4. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.

If a quorum is not represented at the Special Meeting, this Proposal No. 4 will be approved if a majority of the votes cast at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, AUTHORIZED COMMON STOCK INCREASE PROPOSAL OR THE ISSUANCE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, AUTHORIZED COMMON STOCK INCREASE PROPOSAL OR THE ISSUANCE PROPOSAL.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

16

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2024; except for one Form 4 filed with the SEC on May 30, 2023, by Craig Snyder, our former Chief Executive Officer, related to Class A Common Stock acquired by Mr. Snyder on May 22, 2023. A delinquent Form 4 which has not yet been filed with the SEC by Aaron LoCascio for a stock sale on December 31, 2025, and a delinquent Form 4 for Barbara Sher for a stock purchase in August of 2024, which was filed one day after it was due.

Other Matters to Come Before the 2025 Special Meeting

No other matters are to be presented for action at the Special Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Proxy Access Procedures for the 2025 Special Meeting

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2025 special meeting of shareholders pursuant to Section 1.11 of our Bylaws, an eligible stockholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 1.11 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the Company not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2025 Special Meeting. Such notice should be sent to our General Counsel’s attention at our executive offices. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. Our Bylaws are on file with the SEC and may be obtained from our General Counsel upon request.

17

Householding of Special Disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Internet Availability Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Internet Availability Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you do not wish to participate in householding and would like to receive your own Internet Availability Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Internet Availability Notice or, if applicable, set of proxy materials, follow these instructions:

●	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

By Order of the Board of Directors,

/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
March 7, 2025

18

Appendix A

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GREENLANE HOLDINGS, INC.
a Delaware Corporation

Greenlane Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“THIRD: The total number of shares of all classes of stock that the Corporation is authorized to issue is one billion eight hundred forty million (1,840,000,000), consisting of (i) one billion eight hundred million (1,800,000,000) shares of Class A common stock, with a par value of $0.01 per share (the “Class A Common Stock”); and (ii) thirty million (30,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”); and (iii) ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”). Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment”) becoming effective pursuant to the DGCL (the “Effective Time”), (i) the shares of Class A Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Class A Common Stock”) shall be reclassified and combined into a different number of shares of Class A Common Stock (the “New Class A Common Stock”) such that each [___] ([__]) to [____] ([___]) shares of Existing Class A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Class A Common Stock and (ii) the shares of Class B Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Class B Common Stock,” and together with the Existing Class A Common Stock, the “Existing Common Stock”) shall be reclassified and combined into a different number of shares of Class B Common Stock (the “New Class B Common Stock,” and together with the New Class A Common Stock, the “New Common Stock”) such that each [____] ([__]) to [____] ([___]) shares of Existing Class B Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Class B Common Stock, in each case, with the exact ratios within the foregoing ranges to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time (such reclassification and combination of shares, the “Reverse Split”); provided that the ratios determined by the Board of Directors shall be identical for both the Class A Common Stock and the Class B Common Stock. The par value of the Common Stock following the Reverse Split shall remain at $0.01 per share for the Class A Common Stock and $0.0001 per share for the Class B Common Stock. No fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of Existing Common Stock, any stockholder who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of New Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of New Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales price of a share of the Class A Common Stock (as adjusted to give effect to the Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Existing Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above). Each holder of record of a certificate that represented shares of Existing Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above, provided that the Corporation may request such stockholder to exchange such stockholder’s certificate or certificates that represented shares Existing Common Stock for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate or certificates shall have been combined. The Reverse Split shall be effected on a record holder-record holder basis, such that any fractional shares of New Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.”

Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation, each [ ] (__) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. For those stockholders who hold shares with a brokerage firm, the Company intends to round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares.

FOURTH: That the foregoing Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [    ]th day of [    ], 2025.

By:
Barbara Sher
Chief Executive Officer

A-1

Appendix B

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GREENLANE HOLDINGS, INC.
a Delaware Corporation

Greenlane Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), another paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation will be added and will read as follows:

“THIRD: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is one billion eight hundred forty million (1,840,000,000), consisting of (i) one billion eight hundred million (1,800,000,000) shares of Class A common stock, with a par value of $0.01 per share (the “Class A Common Stock”); and (ii) thirty million (30,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”); and (iii) ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”).

THIRD: That the foregoing Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [    ]th day of [    ], 2025.

By:
Barbara Sher
Chief Executive Officer

B-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GNLN2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65333-Z89677 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENLANE HOLDINGS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4:

NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V65334-Z89677

GREENLANE HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS
April 17, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barbara Sher and Lana Reeve, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Greenlane Holdings, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on April 17, 2025, virtually at www.virtualshareholdermeeting.com/GNLN2025SM, and any adjournment or postponement thereof.

The Company's Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4. For the proposals set forth on this proxy, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side